Execution Copy

Shandong Quanxin Stainless Steel Co., Ltd.

Amended and Restated

Joint Venture Contract

Amended

March 26, 2006

Chapter 1: General Provisions

In accordance with the Law of the People’s Republic of China on Sino-Foreign Equity Joint Ventures (the “Joint Venture Law”) and other relevant laws and regulations, Zibo Mingtai Recycled Resources Co., Ltd., Zouping Huatong Copper Industry Co., Ltd. and Terra Nostra Resources Corp. (hereinafter referred to as the “Parties”), in accordance with the principles of equality and mutual benefit, and through friendly consultations, agree to enter into this Joint Venture Contract (hereinafter referred to as this “Contract”), which amends and fully restates the original Joint Venture Contract signed on December 23, 2002 and amended on January 2, 2005, for the purpose to jointly invest in a Sino Foreign Equity Joint Venture: Shandong Quanxin Stainless Steel Co., Ltd. (the “Joint Venture”) in Shandong Province of the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this Contract, the “PRC”).

Chapter 2: Parties of the Joint Venture

Article 2.1

Parties to this Joint Venture are as follows:

1.

Zibo Mingtai Recycled Resources Co., Ltd. (hereinafter referred to as “Mingtai Resources”), registered in Shandong Province, PRC, and its legal address is at No. 138, Zhong Run Road, Gaoxin District, Zibo, Shandong Province, PRC.

Legal representative:

Name:

Zhang Yanwei

    Position:

Chairman of the Board

    Nationality:

Chinese

2.

Zouping Huatong Copper Industry Co., Ltd. (hereinafter referred to as “Zouping Huatong”), registered in Shandong Province, PRC, and its legal address is at Da Qi Cun, Chanshan County, Zouping, Shandong Province, PRC.

Legal representative:

Name:

Zhang Sen

    Position:

Chairman of the Board

    Nationality:

Chinese

Mingtai Resources and Zouping Huatong hereinafter are collectively referred to as the “Chinese Parties.”

3.

Terra Nostra Resources Corp. (hereinafter referred to as “TNRO”), a Nevada corporation with its common shares presently listed for trading on the United States Over the Counter Bulletin Board (“OTC/BB”) under the trading symbol TNRO, and having an office address of 55 S. Lake Avenue, Suite 700, Pasadena, CA 91101.

Current Legal representative:

Name:

Donald C. Nicholson

    Position:

Chief Administration Officer, Director

    Nationality:

Canada

Chapter 3: Establishment of the Joint Venture

Article 3.1

In accordance with the Joint Venture Law and other relevant PRC laws and regulations, the Parties agree to invest in a Sino Foreign Equity Joint Venture.

Article 3.2

The name of the Joint Venture is:

In English:

Shandong Quanxin Stainless Steel Co., Ltd.

In Chinese:

山东泉信不锈钢有限公司

Registered Office:

Dongshou, Zhongrun Road, Development District, Zibo

Article 3.3

All activities of the Joint Venture shall be governed by the laws, regulations and rules of the PRC.

Article 3.4

The organizational form of the Joint Venture is a limited liability company.  Each party of the Joint Venture shall be liable to the Joint Venture within the limit of the capital contributed by it.  The profits, risks and losses of the Joint Venture shall be shared or burdened by the Parties in proportion to their contributions to the registered capital.

Chapter 4: Business Scope

Article 4.1

The purposes of the Parties of the Joint Venture are to strengthen economic cooperation and technology communication, to adopt advanced and appropriate technology and operational management methods, to enhance production quality, to develop new product, to be able to compete in international markets in production quality and price, to enhance economic benefit and to obtain economic benefit to satisfy all the Parties.

Article 4.2

The business scope of the Joint Venture includes: manufacturing of stainless steel plates, stainless steel tubes, stainless steel strips and other stainless steel products.

Chapter 5: Total Investment and the Registered Capital

Article 5.1

The total amount of investment of the Joint Venture is US$ 79,800,000.

Article 5.2

The registered capital of the Joint Venture shall be US$ 26,600,000, among which:

Mingtai Resources shall contribute US$ 10,374,000, accounting for 39%;

Zouping Huatong shall contribute US$ 2,660,000, accounting for 10%; and

TNRO shall contribute US$ 13,566,000 accounting for 51%.

Registered capital shall be increased based on each Party’s respective proportion of shareholding in the Joint Venture, unless written consent letter has been otherwise entered into by the Parties.

Article 5.3 Chinese Parties’ Contributions

Chinese Parties shall fulfill their capital contribution requirement totaling US$ 13,034,000.

Article 5.4 TNRO’s Contribution

TNRO shall fulfill its capital contribution requirement totaling US$ 13,566,000.

Article 5.5

The Chinese Parties are hereby granting to TNRO, subject to approvals by relevant PRC government, the right to acquire up to their entire 49% of shareholding of the Joint Venture, at such time as agreed upon by the Chinese Parties.  The consideration for this acquisition shall be determined by the Parties acting in good faith, and based upon a valuation performed by an independent valuator satisfactory by all the Parties.

Chapter 6: Responsibilities of the Parties of the Joint Venture

Article 6.1

The Chinese Parties and TNRO shall be respectively responsible for the following matters:

The Chinese Parties:

6.1.1 Handling applications for approval, registration, business license and other matters concerning the establishment of the Joint Venture to relevant authorities in PRC;

6.1.2 Processing application on land use right of workshop to the authority in charge of land;

6.1.3 Organizing the design and construction of the workshop and other construction facilities of the Joint Venture;

6.1.4 Assisting the Joint Venture in purchasing or leasing equipment, material, raw materials, articles for office use, means of transportation and communication facilities etc.;

6.1.5 Assisting the Joint Venture in contacting and settling the infrastructure facilities such as water, electricity, transportation etc.;

6.1.6 Assisting the Joint Venture in recruiting management personnel, technical personnel, workers and other personnel as needed:

6.1.7 Assisting foreign workers and staff in applying for entry visas, work permits and handling their travel procedures;

6.1.8 Responsible for handling other matters as requested by the Joint Venture.

TNRO:

6.2.1 Sourcing strategic partners, services, and markets outside the PRC.

6.2.2 Arranging all foreign affairs, foreign contracts and other matters outside the PRC.

6.2.3 Responsible for handling other matters as requested by the Joint Venture.

Chapter 7: The Board of Directors

Article 7.1

The highest authority of the Joint Venture shall be its board of directors (the “Board of Directors”).

Article 7.2

The Board of Directors is comprised of five (5) directors, of which two (2) shall be appointed by the Chinese Parties jointly and three (3) by TNRO.  The chairman of the Board of Directors shall be appointed by TNRO and the vice-chairman shall be appointed by the Chinese Parties jointly.  The term of office for the directors, chairman and vice-chairman is four years, and their term of office may be renewed if re-appointed by the relevant Parties.

Article 7.3

Subject to the other provisions of this Article, at least four (4) directors must be present in person or represented by proxy to constitute a quorum. Notice of any board meeting must be given in writing to all directors at least 30 days before the date of such board meeting.  If a quorum is not reached on a duly convened board meeting, a second meeting shall be convened two (2) days later by the chairman of the Board of Directors with immediate notice to all directors of such second meeting.  If a quorum is still not reached at this second meeting, the directors present or represented by proxy at the second meeting shall constitute a quorum regardless of the number of directors present or represented by proxy at the second meeting.

Article 7.4

A simple majority approval by the directors present or represented by proxy at a duly convened meeting of the Board of Directors shall decide on all major matters concerning the Joint Venture.  Unanimous approval by all directors present or represented by proxy at a duly constituted meeting of the Board of Directors shall be required for the following major issues:

7.4.1 Amendment of the Articles of Association of the Joint Venture;

7.4.2 Division or merger with another organization of the Joint Venture;

7.4.3 Dissolution of the Joint Venture;

7.4.4 Adjustment of the registered capital of the Joint Venture; and

Article 7.5

If the chairman is unable to exercise his responsibilities for any reason, he shall authorize the vice-chairman or any of the other directors to represent the Joint Venture temporarily.  The chairman shall be the legal representative of the Joint Venture.

Article 7.6

The Board of Directors shall convene at least one meeting every year.  The meeting shall be called and presided over by the chairman of the Board of Directors.  The chairman may convene an interim meeting based on a proposal made by a simple majority of the Board of Directors.  Meetings may be attended by members of the Board of Directors in person, by proxy, or by telephone.  Minutes of the meetings shall be kept in English and Chinese and shall be filed.

Article 7.7

The Joint Venture shall indemnify each director against all claims and liabilities incurred by reason of serving as a director of the Joint Venture, provided that such claims and liabilities do not constitute intentional misconduct, gross negligence or violations of criminal laws.

Article 7.8

The chairman of the Board of Directors is entrusted to hold all seals and/or chops of the Joint Venture.  If the chairman has delegated the holding of any of the seals and/or chops, the chairman may, in his/her sole discretion, immediately and without notice revoke this delegation and have the seals and/or chops returned to the chairman without convening a meeting of the Board of Directors.

Chapter 8: Business Management

Article 8.1

The Board of Directors shall appoint and remove (with or without cause) the key management of the Joint Venture which shall be responsible for the daily management of the Joint Venture.  The key management will consist of a general manager and other positions as decided by the Board of Directors.

Article 8.2

The responsibility of the general manager is to implement the decisions of the Board of Directors, and organize and conduct the daily management and operation of the Joint Venture.  Several department managers may be appointed by the general manager and they shall be responsible for the work in their respective departments, handle the matters delegated to them by the general manager and report to the general manager.

Chapter 9: Labor Management

Article 9.1

Labor contracts covering the recruitment, employment, dismissal, registration, wages, labor protection, welfare, bonus, penalties and other matters concerning the staff and workers of the Joint Venture shall be entered into between the Joint Venture and the individual employees of the Joint Venture in accordance with the Regulations of the PRC on Labor Management in Sino Foreign Joint Venture Enterprises and its implementing rules.  The labor contracts shall, after being signed, be filed with the local labor management department.

Article 9.2

The appointment of the key management personnel recommended by the Parties, their salaries, social insurance, welfare and the standard of traveling expenses etc. shall be subject to approval by the Board of Directors.  All appointments are to be based on a combination of merit, experience, education and suitability to job description, and compensation commensurate with aforementioned.

Chapter 10: Taxes, Finance and Audit

Article 10.1

The Joint Venture shall pay taxes in accordance with the provisions of PRC laws and other applicable regulations.

Article 10.2

Staff and workers of the Joint Venture shall pay individual income tax according to the Individual Income Tax Law of the PRC.

Article 10.3

Allocations of reserve funds, expansion funds of the Joint Venture, and welfare funds and bonuses for staff and workers shall be set aside in accordance with the provisions of the Joint Venture Law.

Article 10.4

All routine vouchers, receipts, statistical statements and reports of the Joint Venture shall be written in Chinese.  All monthly, quarterly and annual accounting statements, and other managerial reporting, of the Joint Venture shall be made and kept in both Chinese and English.  All records and accounts shall be kept and maintained using current accounting and reporting systems in accordance with internationally recognized accounting standards as determined by TNRO.

Article 10.5

Financial checking and examination of the Joint Venture shall be conducted by a recognized Chinese or international firm registered in PRC capable of producing audited statements, as chosen by TNRO. Such reports shall be submitted to the Board of Directors and the general manager both in English and Chinese.

Article 10.6

Within the first one (1) month of each fiscal year, or in such time period as required by TNRO, the general manager shall prepare both in English and Chinese, the previous fiscal year's financial statements, including balance sheet, profit and loss statement, cash flow statement and notes to the financial statements, in accordance with the United States generally accepted accounting principles.  The above financial statements shall be kept both in Chinese and English and shall be audited by a firm appointed by TNRO.

Within the first forty-five (45) days of each fiscal year, or in such time period as required by TNRO, the general manager shall also provide a proposal regarding the allocation of profits from the previous fiscal year, and submit the proposal to the Board of Directors for examination and approval.

Article 10.7

The Joint Venture shall separately open a foreign exchange account and a Renminbi account at an authorized bank approved by the State Administration of Foreign Exchange.  The Joint Venture’s foreign exchange transactions shall be handled in accordance with the regulations of the PRC relating to foreign exchange control.

Chapter 11: Duration of the Joint Venture

Article 11.1

The term of the Joint Venture is thirty years (“Term”).  The establishment date of the Joint Venture shall be the date on which the business license of the Joint Venture is issued.

One (1) year prior to the expiry of the Term, the Parties may discuss the extension of the Term.  If the Parties agree, an application for such extension shall be submitted to the competent examination and approval authority for approval no less than six (6) months prior to the expiry of the Term.

Chapter 12: Termination and Liquidation of the Joint Venture

Upon the expiration of the Joint Venture, or early termination of the Joint Venture prior to the date of expiration, liquidation of the Joint Venture shall be carried out according to the applicable PRC laws.  The liquidated assets shall be distributed in accordance with the relevant PRC law and in proportion of contribution made by the Parties.

Chapter 13: Insurance

Insurance policies of the Joint Venture on various kinds of risks shall be underwritten by a qualified insurer operating in the PRC.  Types, value and duration of insurance shall be decided by the Board of Directors.

Chapter 14: Preemptive Right

Each of the Parties having ownership of the Joint Venture hereby grants to the other Parties owning an interest in the Joint Venture the right of first refusal to acquire its respective percentage ownership of the Joint Venture.  In the event that any of the Parties (a “Selling Party”) receives an offer to purchase all or any portion of its percentage ownership of the Joint Venture (the “Offered Interests”), then the Selling Party shall immediately notify the other Parties in writing (the “Notice”) of the offer and disclose the terms and conditions thereof, including but not limited to the offered price (the “Offered Price”).  The other Parties may, but shall not be obligated to, purchase its pro rata shares of the Offered Interests at the Offered Price.  Within sixty (60) days of receipt of the Notice (the “Expiration Date”), each of the Parties desiring to purchase its pro rata portion of the Offered Interests shall notify the Selling Party of its intention to exercise this right of first refusal.  If any of the Parties elect to exercise its right of first refusal, then the closing shall occur not later than ninety (90) days after the Expiration Date.  If less than all of the Parties elect to exercise the right of first refusal, the exercising Parties shall be entitled to purchase their pro rata portion of the non-exercising Parties.  If none of the Parties elects to exercise its right of first refusal or all Parties fail to respond before the Expiration Date, then the Selling Party may sell the Offered Interests at the Offered Price to any third party.  If such sale does not occur within ninety (90) days after the Expiration Date, then the Selling Party must again offer the right of first refusal to all Parties prior to any sale.

Chapter 15: Amendment, Alteration and Termination of this Contract

Any amendment of this Contract shall come into force only after a written amendment agreement has been signed by the Parties and approved by the original examination and approval authority.

Chapter 16: Applicable Law

The formation, validity, interpretation, execution and settlement of disputes in respect to this Contract shall be governed by the relevant laws of the PRC.

Chapter 17: Settlement of Disputes

Article 17.1

Any disputes arising from the execution of, or in connection with, this Contract, shall be settled through friendly consultations between the Parties.  In case no settlement can be reached through consultations, the disputes shall be submitted to the International Arbitration Center in Singapore for arbitration in accordance with its rules of arbitration.  The arbitral award is final and binding upon all the Parties.

Article 17.2

During the arbitration, except for clause on settlement of disputes, this Contract and other clauses of this Contract shall be observed and enforced by all the Parties.

Chapter 18: Language

This Contract shall be written in Chinese and in English.  Both language versions are considered to be equally authentic.  In the event of any discrepancy between the two aforementioned versions, the English version shall prevail in determining the spirit, intent, and meaning of this Contract.

Chapter 19: Effectiveness of this Contract and Miscellaneous

Article 19.1

Any appendices or amendments relating to this Contract shall be considered an effective and integral part of this Contract.

Article 19.2

This Contract shall come into force upon the date of approval by relevant examination and approval authority after execution of this Contract by all the Parties.

Article 19.3

All notices in connection with any Party's rights and obligations sent by either Party to another Party shall be in writing and shall only be deemed to have been officially received when delivered at the legal address of the Parties as listed in this Contract.  Either Party may change its address by noticing the other Parties in writing.

Article 19.4

The Chinese Parties acknowledge TNRO is entering into this Contract based upon information supplied by the Chinese Parties, and the validity of this Contract shall be come into force upon completion of a due diligence report that satisfies TNRO.

Article 19.5

This Contract shall insure the benefit of the Parties and be binding to their respective successors and assignees.

Article 19.6

To the extent that there are any inconsistencies between this Contract and the articles of association of the Joint Venture, the provisions of this Contract shall prevail.

Article 19.7

Time limit and each of the terms and conditions of this Contract shall be of the essence of this Contract.  If any Party gives up or fails to implement any clause herein, for the Parties, the effectiveness of enforcement and restriction of other clauses herein shall not be reduced.

Article 19.8

This Contract is signed in Zibo, Shandong Province, PRC, by the authorized representatives of the Parties on March 26, 2006.

(EXECUTION PAGE)

Zibo Mingtai Recycle Resources Co., Ltd.

By: /s/ YanWei Zhang

Name: /s/ YanWei Zhang

Title: Chairman of the Board

Zouping Huatong Copper Industry Co., Ltd.

By: /s/ Sen Zhang

Name: Sen Zhang

Title: Chairman of the Board

Terra Nostra Resources Corp.

By: /s/ Donald C. Nicholson

Name: Donald C. Nicholson

Title: Chief Administration Officer, Director

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Execution Copy

Shandong Quanxin Stainless Steel Co., Ltd.

Amended and Restated

Articles of Association

Amended

March 26, 2006

Chapter 1: General Provisions

THESE ARTICLES OF ASSOCIATION (these “Articles”) is made on March 26, 2006, 2006 in accordance with the Law of the People’s Republic of China on Sino-Foreign Equity Joint Ventures (the “Joint Venture Law”) and other relevant laws and regulations of China and the provisions of the Joint Venture Contract signed on March 26, 2006 by the Parties described in Article 2.1 below (the “Contract”).

Any defined terms in these Articles shall have the meanings described in the Contract.

Chapter 2: Parties of the Joint Venture

Article 2.1

Parties to this Joint Venture are as follows:

1.

Zibo Mingtai Recycle Resources Co., Ltd. (hereinafter referred to as “Mingtai Resources”), registered in Shandong Province, PRC, and its legal address is at No. 138, Zhong Run Road, Gaoxin District, Zibo, Shandong Province, PRC.

Legal representative:

Name:

Zhang Yanwei

    Position:

Chairman of the Board

    Nationality:

Chinese

2.

Zouping Huatong Copper Industry Co., Ltd. (hereinafter referred to as “Zouping Huatong”), registered in Shandong Province, PRC, and its legal address is at Da Qi Cun, Chanshan County, Zouping, Shandong Province, PRC.

Legal representative:

Name:

Zhang Sen

    Position:

Chairman of the Board

    Nationality:

Chinese

Mingtai Resources and Zouping Huatong hereinafter are collectively referred to as the “Chinese Parties.”

3.

Terra Nostra Resources Corp. (hereinafter referred to as “TNRO”), a Nevada corporation with its common shares presently listed for trading on the United States Over the Counter Bulletin Board (“OTC/BB”) under the trading symbol TNRO, and having an office address of 55 S. Lake Avenue, Suite 700, Pasadena, CA 91101.

Current Legal representative:

Name:

Donald C. Nicholson

    Position:

Chief Administration Officer, Director

    Nationality:

Canada

2

Chapter 3: Establishment of the Joint Venture

Article 3.1

In accordance with the Joint Venture Law and other relevant PRC laws and regulations, the joint Venture is a Sino Foreign Equity Joint Venture.

Article 3.2

The name of the Joint Venture is:

In English:

Shandong Quanxin Stainless Steel Co., Ltd.

In Chinese:

山东泉信不锈钢有限公司

Registered Office:

Dongshou, Zhongrun Road, Development District, Zibo

Article 3.3

All activities of the Joint Venture shall be governed by the laws, regulations and rules of the PRC.

Article 3.4

The organizational form of the Joint Venture is a limited liability company.  Each party of the Joint Venture shall be liable to the Joint Venture within the limit of the capital contributed by it.  The profits, risks and losses of the Joint Venture shall be shared or burdened by the Parties in proportion to their contributions to the registered capital.

Chapter 4: Business Scope

Article 4.1

The purposes of the Parties of the Joint Venture are to strengthen economic cooperation and technology communication, to adopt advanced and appropriate technology and operational management methods, to enhance production quality, to develop new product, to be able to compete in international markets in production quality and price, to enhance economic benefit and to obtain economic benefit to satisfy all the Parties.

Article 4.2

The business scope of the Joint Venture includes: manufacturing of stainless steel plates, stainless steel tubes, stainless steel strips and other stainless steel products..

3

Chapter 5: Total Investment and the Registered Capital

Article 5.1

The total amount of investment of the Joint Venture is US$ 79,800,000.

Article 5.2

The registered capital of the Joint Venture shall be US$ 26,600,000, among which:

Mingtai Resources shall contribute US$ 10,374,000, accounting for 39%;

Zouping Huatong shall contribute US$ 2,660,000, accounting for 10%; and

TNRO shall contribute US$ 13,566,000 accounting for 51%.

Registered capital shall be increased based on each Party’s respective proportion of shareholding in the Joint Venture, unless written consent letter has been otherwise entered into by the Parties.

Article 5.3 Chinese Parties’ Contributions

Chinese Parties shall fulfill their capital contribution requirement totaling US$ 13,034,000.

Article 5.4 TNRO’s Contribution

TNRO shall fulfill its capital contribution requirement totaling US$ 13,566,000.

Article 5.5

The Chinese Parties are hereby granting to TNRO, subject to approvals by relevant PRC government, the right to acquire up to their entire 49% of shareholding of the Joint Venture, at such time as agreed upon by the Chinese Parties.  The consideration for this acquisition shall be determined by the Parties acting in good faith, and based upon a valuation performed by an independent valuator satisfactory by all the Parties.

Chapter 6: The Board of Directors

Article 6.1

The highest authority of the Joint Venture shall be its board of directors (the “Board of Directors”).

Article 6.2

The Board of Directors is comprised of five (5) directors, of which two (2)shall be appointed by the

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Chinese Parties jointly and three (3) by TNRO.  The chairman of the Board of Directors shall be appointed by TNRO and the vice-chairman shall be appointed by the Chinese Parties jointly.  The term of office for the directors, chairman and vice-chairman is four years, and their term of office may be renewed if re-appointed by the relevant Parties.

Article 6.3

Subject to the other provisions of this Article, at least four (4) directors must be present in person or represented by proxy to constitute a quorum. Notice of any board meeting must be given in writing to all directors at least 30 days before the date of such board meeting.  If a quorum is not reached on a duly convened board meeting, a second meeting shall be convened two (2) days later by the chairman of the Board of Directors with immediate notice to all directors of such second meeting.  If a quorum is still not reached at this second meeting, the directors present or represented by proxy at the second meeting shall constitute a quorum regardless of the number of directors present or represented by proxy at the second meeting.

Article 6.4

A simple majority approval by the directors present or represented by proxy at a duly convened meeting of the Board of Directors shall decide on all major matters concerning the Joint Venture.  Unanimous approval by all directors present or represented by proxy at a duly constituted meeting of the Board of Directors shall be required for the following major issues:

6.4.1 Amendment of the Articles of Association of the Joint Venture;

6.4.2 Division or merger with another organization of the Joint Venture;

6.4.3 Dissolution of the Joint Venture;

6.4.4 Adjustment of the registered capital of the Joint Venture.

Article 6.5

If the chairman is unable to exercise his responsibilities for any reason, he shall authorize the vice-chairman or any of the other directors to represent the Joint Venture temporarily.  The chairman shall be the legal representative of the Joint Venture.

Article 6.6

The Board of Directors shall convene at least one meeting every year.  The meeting shall be called and presided over by the chairman of the Board of Directors.  The chairman may convene an interim meeting based on a proposal made by a simple majority of the Board of Directors.  Meetings may be attended by members of the Board of Directors in person, by proxy, or by telephone.  Minutes of the meetings shall be kept in English and Chinese and shall be filed.

5

Article 6.7

The Joint Venture shall indemnify each director against all claims and liabilities incurred by reason of serving as a director of the Joint Venture, provided that such claims and liabilities do not constitute intentional misconduct, gross negligence or violations of criminal laws.

Article 6.8

The chairman of the Board of Directors is entrusted to hold all seals and/or chops of the Joint Venture.  If the chairman has delegated the holding of any of the seals and/or chops, the chairman may, in his/her sole discretion, immediately and without notice revoke this delegation and have the seals and/or chops returned to the chairman without convening a meeting of the Board of Directors.

Chapter 7: Business Management

Article 7.1

The Board of Directors shall appoint and remove (with or without cause) the key management of the Joint Venture which shall be responsible for the daily management of the Joint Venture.  The key management will consist of a general manager and other positions as decided by the Board of Directors.

Article7.2

The responsibility of the general manager is to implement the decisions of the Board of Directors, and organize and conduct the daily management and operation of the Joint Venture.  Several department managers may be appointed by the general manager and they shall be responsible for the work in their respective departments, handle the matters delegated to them by the general manager and report to the general manager.

                          Chapter 8: Labor Management

Article 8.1

Labor contracts covering the recruitment, employment, dismissal, registration, wages, labor protection, welfare, bonus, penalties and other matters concerning the staff and workers of the Joint Venture shall be entered into between the Joint Venture and the individual employees of the Joint Venture in accordance with the Regulations of the PRC on Labor Management in Sino Foreign Joint Venture Enterprises and its implementing rules.  The labor contracts shall, after being signed, be filed with the local labor management department.

Article 8.2

The appointment of the key management personnel recommended by the Parties, their salaries, social

6

insurance, welfare and the standard of traveling expenses etc. shall be subject to approval by the Board of Directors.  All appointments are to be based on a combination of merit, experience, education and suitability to job description, and compensation commensurate with aforementioned.

Chapter 9: Taxes, Finance and Audit

Article 9.1

The Joint Venture shall pay taxes in accordance with the provisions of PRC laws and other applicable regulations.

Article 9.2

Staff and workers of the Joint Venture shall pay individual income tax according to the Individual Income Tax Law of the PRC.

Article 9.3

Allocations of reserve funds, expansion funds of the Joint Venture, and welfare funds and bonuses for staff and workers shall be set aside in accordance with the provisions of the Joint Venture Law.

Article 9.4

All routine vouchers, receipts, statistical statements and reports of the Joint Venture shall be written in Chinese.  All monthly, quarterly and annual accounting statements, and other managerial reporting, of the Joint Venture shall be made and kept in both Chinese and English.  All records and accounts shall be kept and maintained using current accounting and reporting systems in accordance with internationally recognized accounting standards as determined by TNRO.

Article 9.5

Financial checking and examination of the Joint Venture shall be conducted by a recognized Chinese or international firm registered in PRC capable of producing audited statements, as chosen by TNRO. Such reports shall be submitted to the Board of Directors and the general manager both in English and Chinese.

Article 9.6

Within the first one (1) month of each fiscal year, or in such time period as required by TNRO, the general manager shall prepare both in English and Chinese, the previous fiscal year's financial statements, including balance sheet, profit and loss statement, cash flow statement and notes to the financial statements, in accordance with the United States generally accepted accounting principles.    The above financial statements shall be kept both in Chinese and English and shall be audited by a firm appointed by TNRO.

7

Within the first forty-five (45) days of each fiscal year, or in such time period as required by TNRO, the general manager shall also provide a proposal regarding the allocation of profits from the previous fiscal year, and submit the proposal to the Board of Directors for examination and approval.

Article 9.7

The Joint Venture shall separately open a foreign exchange account and a Renminbi account at an authorized bank approved by the State Administration of Foreign Exchange.  The Joint Venture’s foreign exchange transactions shall be handled in accordance with the regulations of the PRC relating to foreign exchange control.

Chapter 10: Duration of the Joint Venture

The term of the Joint Venture is thirty years (“Term”).  The establishment date of the Joint Venture shall be the date on which the business license of the Joint Venture is issued.

One (1) year prior to the expiry of the Term, the Parties may discuss the extension of the Term.  If the Parties agree, an application for such extension shall be submitted to the competent examination and approval authority for approval no less than six (6) months prior to the expiry of the Term.

Chapter 11: Termination and Liquidation of the Joint Venture

Upon the expiration of the Joint Venture, or early termination of the Joint Venture prior to the date of expiration, liquidation of the Joint Venture shall be carried out according to the applicable PRC laws.  The liquidated assets shall be distributed in accordance with the relevant PRC law and in proportion of contribution made by the Parties.

Chapter 12: Insurance

Insurance policies of the Joint Venture on various kinds of risks shall be underwritten by a qualified insurer operating in the PRC.  Types, value and duration of insurance shall be decided by the Board of Directors.

Chapter 13: Preemptive Right

Each of the Parties having ownership of the Joint Venture hereby grants to the other Parties owning an interest in the Joint Venture the right of first refusal to acquire its respective percentage ownership of the Joint Venture.  In the event that any of the Parties (a “Selling Party”) receives an offer to purchase all or any portion of its percentage ownership of the Joint Venture (the “Offered Interests”), then the Selling Party shall immediately notify the other Parties in writing (the “Notice”) of the offer and disclose the terms and conditions thereof, including but not limited to the offered price (the “Offered Price”).  The other Parties may, but shall not be obligated to, purchase its pro rata shares of the Offered Interests at the Offered Price.  Within sixty (60) days of receipt of the Notice (the “Expiration Date”), each of the Parties desiring to purchase its pro rata portion of the Offered Interests shall notify the Selling Party of its intention to exercise this right of first refusal.  If any of the Parties

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elect to exercise its right of first refusal, then the closing shall occur not later than ninety (90) days after the Expiration Date.  If less than all of the Parties elect to exercise the right of first refusal, the exercising Parties shall be entitled to purchase their pro rata portion of the non-exercising Parties.  If none of the Parties elects to exercise its right of first refusal or all Parties fail to respond before the Expiration Date, then the Selling Party may sell the Offered Interests at the Offered Price to any third party.  If such sale does not occur within ninety (90) days after the Expiration Date, then the Selling Party must again offer the right of first refusal to all Parties prior to any sale.

Chapter 14: Amendment, Alteration and Termination of these Articles

Any amendment of these Articles shall come into force only after a written amendment agreement has been signed by the Parties and approved by the original examination and approval authority.

Chapter 15: Language

These Articles shall be written in Chinese and in English.  Both language versions are considered to be equally authentic.  In the event of any discrepancy between the two aforementioned versions, the English version shall prevail in determining the spirit, intent, and meaning of these Articles.

Chapter 16: Effectiveness of these Articles and Miscellaneous

Article 16.1

Any appendices or amendments relating to these Articles shall be considered an effective and integral part of these Articles.

Article 16.2

These Articles shall come into force upon the date of approval by relevant examination and approval authority after execution of these Articles by all the Parties.

Article 16.3

These Articles is signed in Zibo, Shandong Province, PRC, by the authorized representatives of the Parties on March 26, 2006.

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(EXECUTION PAGE)

Zibo Mingtai Recycle Resources Co., Ltd.

By: /s/ YanWei Zhang

Position: Chairman of the Board

Zouping Huatong Copper Industry Co., Ltd.

By: /s/ Sen Zhang

Position: /s/ Chairman of the Board

Terra Nostra Resources Corp.

By: /s/ Donald C. Nicholson

Position: Chief Administration Officer, Director

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